UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

TRIPLEPOINT VENTURE GROWTH BDC CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0‑11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

TRIPLEPOINT VENTURE GROWTH BDC CORP.
2755 Sand Hill Road, Suite 150
Menlo Park, California 94025
(650) 854-2090

May 6, 2020
Dear Stockholder:
We are writing to notify you of important information about the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of TriplePoint Venture Growth BDC Corp. (the “Company”).
The Company held the Annual Meeting on May 1, 2020, as scheduled. As a result of mailing difficulties faced by the Company’s proxy solicitation firm relating to the COVID-19 pandemic, a quorum was not present for the conduct of business at the Annual Meeting. In order to solicit additional votes to establish a quorum for the Annual Meeting, the meeting was adjourned until Friday, May 29, 2020 at 10:30 a.m., Pacific Time, and will reconvene at that time as a live webcast at www.virtualshareholdermeeting.com/TPVG2020.
We previously filed and made available to our stockholders our proxy statement (the “Proxy Statement”) and related proxy materials, including our annual report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Annual Report”), on or around April 6, 2020, which contained the following proposals: (1) a proposal to elect two directors of the Company; (2) a proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and (3) a proposal to transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof. We are furnishing to you, together with this letter, a new proxy card for purposes of casting your vote on the proposals to be voted on at the Annual Meeting. If you have already submitted your proxy, the proxy you have submitted will remain valid for the reconvened meeting on May 29, 2020. Signing and submitting the enclosed new proxy card, or voting in person at the Annual Meeting, will revoke any prior proxy in its entirety.
Stockholders of record as of the close of business on April 6, 2020 are entitled to vote at the Annual Meeting. Each of the foregoing items of business is more fully described in the Proxy Statement, which has been previously furnished to you. Please read the Proxy Statement in its entirety, as it contains all of the information that is important to your decisions in voting at the Annual Meeting.
It is very important that your shares be represented at the Annual Meeting. Even if you plan to attend the meeting electronically via the live webcast, we urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided.

The live webcast will begin promptly at 10:30 a.m., Pacific Time on May 29, 2020. We encourage you to access the Annual Meeting prior to the start time. We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast. Technical support will be available on the meeting website starting approximately 10:15 a.m., Pacific Time and will remain available until the Annual Meeting has finished. The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection if they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Annual Meeting. Please see “How to Participate in the Annual Meeting” below for additional details.

If you have not voted, we ask that you do so as soon as possible by providing voting instructions through the Internet, by telephone, or by mail by following the instructions on the proxy card. These options require stockholders to input the Control Number, which is provided on the proxy card. If you authorize a proxy using the Internet, after visiting www.proxyvote.com and inputting your Control Number, you will be prompted to provide your voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will, upon request, receive an e-mail confirming their instructions.

HOW TO PARTICIPATE IN THE ANNUAL MEETING

Stockholders of record as of April 6, 2020 (the “Record Date”) can participate in the Annual Meeting virtually by logging in to www.virtualshareholdermeeting.com/TPVG2020 and following the instructions provided. We recommend that you log in at least ten minutes before the Annual Meeting to ensure you are logged in when the meeting starts. Only registered stockholders as of the Record Date may submit questions and vote at the Annual Meeting. You may still virtually participate in the Annual Meeting if you vote by proxy in advance of the Annual Meeting.

Please note that if you hold your shares through a bank, broker or other nominee (i.e., in street name), you may be able to authorize your proxy by telephone or the Internet, as well as by mail.  You should follow the instructions you receive from your bank, broker or other nominee to vote these shares. Also, if you hold your shares in street name, you must obtain a proxy executed in your favor from your bank, broker or nominee to be able to participate in and vote via the Annual Meeting webcast.

THE BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT

Thank you for your support.

Sincerely yours,
/s/ James P. Labe James P. Labe Chief Executive Officer and Chairman of the Board	/s/ Sajal K. Srivastava Sajal K. Srivastava Member of the Board, Chief Investment Officer, President and Secretary

Important Notice Regarding the Availability of Proxy Materials for the
Reconvened Annual Meeting of Stockholders To Be Held on May 29, 2020.

This letter, our original Notice of the Annual Meeting, the Proxy Statement, and the 2019 Annual Report are available on the Internet at www.proxyvote.com. Further, these documents and any other materials that we file with the SEC can be obtained free of charge at the SEC’s website at www.sec.gov, or from our website at www.tpvg.com.

TRIPLEPOINT VENTURE GROWTH BDC CORP.
2755 SAND HILL ROAD
MENLO PARK, CA 94025

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/TPVG2020

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D17268-P39647

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TRIPLEPOINT VENTURE GROWTH BDC CORP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2.

1. To elect two Class III directors of the Company who will each serve until the 2023 Annual Meeting of the Company's stockholders, or until their respective successors are duly elected and qualified.

Nominees:	For	Withhold
1a. James P. Labe	☐	☐
1b. Cynthia M. Fornelli	☐	☐

	For	Against	Abstain
2. To ratify the selection of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.	☐	☐	☐

NOTE: To transact such other business that may properly come before the Annual Meeting or any postponement or adjournment thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxies previously given with respect to the Annual Meeting.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT 10:30 AM, PACIFIC TIME ON MAY 29, 2020
Notice and Proxy Statement, Form 10-K and any other proxy materials are available at www.proxyvote.com

D17269-P39647

TRIPLEPOINT VENTURE GROWTH BDC CORP.
Annual Meeting of Stockholders
May 29, 2020 10:30 A.M., Pacific Time
This proxy is solicited by the Board of Directors

The undersigned stockholder of TriplePoint Venture Growth BDC Corp. (the "Company") acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and the accompanying Proxy Statement and hereby appoints and authorizes James P. Labe and Sajal K. Srivastava, and each of them, and each with full power of substitution, to act as proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held virtually at www.virtualshareholdermeeting.com/TPVG2020 on May 29, 2020 at 10:30 a.m., Pacific Time, and at all postponements or adjournments thereof, as indicated on this proxy. The undersigned hereby revokes any proxy heretofore given with respect to such meeting. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled "How to Participate in the Annual Meeting".

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; where no choice is specified, it will be voted FOR Proposal 1, FOR Proposal 2 and in the discretion of the proxies with respect to any other matters that may properly come before the meeting, subject to SEC rules.

Please mark, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on the reverse side